                                                                    EXHIBIT 99.1

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                               SALE AND SERVICING
                                    AGREEMENT

                                      among

                          KEY AUTO FINANCE TRUST 1997-2

                                       as

                                     Issuer

                      KEY CONSUMER ACCEPTANCE CORPORATION,

                                       as

                                     Seller

                       KEY BANK USA, NATIONAL ASSOCIATION,

                                   as Servicer

                                       and

                              BANKERS TRUST COMPANY

                              as Indenture Trustee

                          Dated as of December 16, 1997


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||                              TABLE OF CONTENTS
                                 -----------------

                                                                                          Page
                                                                                          ----
ARTICLE I.  DEFINITIONS.....................................................................1
   SECTION 1.1.  Definitions................................................................1
   SECTION 1.2.  Other Interpretive Provisions..............................................1

ARTICLE II.  CONVEYANCE OF RECEIVABLES......................................................2
   SECTION 2.1.  Conveyance of Receivables..................................................2

ARTICLE III.  THE RECEIVABLES...............................................................3
   SECTION 3.1.  Representations and Warranties as to Each Receivable.......................3
   SECTION 3.2.  Representations and Warranties as to the Receivables
            in the Aggregate................................................................6
   SECTION 3.3.  Repurchase upon Breach.....................................................7
   SECTION 3.4.  Custodian of Receivable Files..............................................7

ARTICLE IV.   ADMINISTRATION AND SERVICING OF RECEIVABLES..................................11
   SECTION 4.1.  Duties of Servicer........................................................11
   SECTION 4.2.  Collection of Receivable Payments.........................................12
   SECTION 4.3.  Realization upon Receivables..............................................13
   SECTION 4.4.  Physical Damage Insurance.................................................13
   SECTION 4.5.  Maintenance of Security Interests in Financed Vehicles....................14
   SECTION 4.6.  Covenants of Servicer.....................................................15
   SECTION 4.7.  Purchase by Servicer upon Breach..........................................15
   SECTION 4.8.  Servicing Fee.............................................................15
   SECTION 4.9.  Servicer's Report.........................................................16
   SECTION 4.10.  Annual Statement as to Compliance; Notice of Default.....................16
   SECTION 4.11.  Annual Independent Certified Public Accountants' Report..................17
   SECTION 4.12.  Access to Certain Documentation and Information Regarding
            Receivables....................................................................18
   SECTION 4.13.  Reports to the Commission................................................18
   SECTION 4.14.  Reports to the Rating Agencies...........................................18
   SECTION 4.15.  Servicer Expenses........................................................18

ARTICLE V.    DISTRIBUTIONS; RESERVE ACCOUNT
        AND CLASS C RESERVE ACCOUNT;
        STATEMENTS TO CERTIFICATEHOLDERS
        AND NOTEHOLDERS....................................................................18

   SECTION 5.1.  Establishment of Trust Accounts...........................................18
   SECTION 5.2.  Collections...............................................................21
   SECTION 5.3.  [Reserved]................................................................22
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                                        i


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
  SECTION 5.4.  Additional Deposits.........................................................22
  SECTION 5.5.  Distributions...............................................................22
  SECTION 5.6.  Statements to Certificateholders and Noteholders............................24
  SECTION 5.7.  Net Deposits................................................................26
  SECTION 5.8.  Reserve Account.............................................................26

ARTICLE VI.  SELLER.........................................................................30
  SECTION 6.1.  Representations of Seller...................................................30
  SECTION 6.2.  Continued Existence.........................................................31
  SECTION 6.3.  Liability of Seller; Indemnities............................................32
  SECTION 6.4.  Merger or Consolidation of, or Assumption of the
           Obligations of, Seller...........................................................33
  SECTION 6.5.  Limitation on Liability of Seller and Others................................34
  SECTION 6.6.  Seller May Own Certificates or Notes........................................34
  SECTION 6.7.  Indebtedness of Seller......................................................34

ARTICLE VII.  SERVICER......................................................................34
  SECTION 7.1.  Representations of Servicer.................................................34
  SECTION 7.2.  Indemnities of Servicer.....................................................36
  SECTION 7.3.  Merger or Consolidation of, or Assumption of the Obligations of,
           Servicer.........................................................................37
  SECTION 7.4.  Limitation on Liability of Servicer and Others..............................38
  SECTION 7.5.  Key Bank USA Not To Resign as Servicer......................................38
  SECTION 7.6.  Existence...................................................................39
  SECTION 7.7.  Servicer May Own Notes or Certificates......................................39

ARTICLE VIII.  SERVICER TERMINATION EVENTS..................................................39
  SECTION 8.1.  Servicer Termination Event..................................................39
  SECTION 8.2.  Appointment of Successor....................................................41
  SECTION 8.3.  Payment of Servicing Fee....................................................42
  SECTION 8.4.  Notification to Noteholders and Certificateholders..........................42
  SECTION 8.5.  Waiver of Past Defaults.....................................................42

ARTICLE IX.  TERMINATION....................................................................43
  SECTION 9.1.  Optional Purchase of All Receivables; Termination Notice....................43

ARTICLE X.  MISCELLANEOUS PROVISIONS........................................................43
  SECTION 10.1.  Amendment..................................................................43
  SECTION 10.2.  Protection of Title to Trust Property......................................45
  SECTION 10.3.  Notices....................................................................47
  SECTION 10.4.  Assignment.................................................................48
  SECTION 10.5.  Limitations on Rights of Others............................................48
  SECTION 10.6.  Severability...............................................................48
  SECTION 10.7.  Separate Counterparts......................................................48
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                                                    SALE AND SERVICING AGREEMENT

                                       ii


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
  SECTION 10.8.  Headings...................................................................48
  SECTION 10.9.  Governing Law..............................................................48
  SECTION 10.10.  Assignment to Indenture Trustee...........................................49
  SECTION 10.11.  Nonpetition Covenant......................................................49
  SECTION 10.12.  Limitation of Liability of Owner Trustee and Indenture Trustee............49
  SECTION 10.13.  Further Assurances........................................................49
  SECTION 10.14.  No Waiver; Cumulative Remedies............................................50
  SECTION 10.15.  Pennsylvania Motor Vehicle Sales Finance Act Licenses.....................50


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                                                    SALE AND SERVICING AGREEMENT

                                       iii


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                                    SCHEDULES

Schedule A        --        Schedule of Receivables
Schedule B        --        Location of Receivables Files

                                    EXHIBITS

Exhibit A         --        Form of Monthly Certificateholder Statement
Exhibit B         --        Form of Monthly Noteholder Statement
Exhibit C         --        Form of Servicer's Report

                                    APPENDIX

Appendix X        --        Definitions



                                                    SALE AND SERVICING AGREEMENT

         SALE AND SERVICING AGREEMENT dated as of December 16, 1997 (this "Agreement") among KEY AUTO FINANCE TRUST 1997-2, a Delaware business trust ("Issuer"), KEY CONSUMER ACCEPTANCE CORPORATION, a Delaware corporation (in its capacity as seller, "Seller"), KEY BANK USA, NATIONAL ASSOCIATION, (in its capacity as servicer, "Servicer") and BANKERS TRUST COMPANY, a New York banking corporation (in its capacity as indenture trustee, "Indenture Trustee").

         WHEREAS, Issuer desires to purchase from Seller a portfolio of receivables arising in connection with Motor Vehicle Loans purchased or originated by the Seller Affiliates and sold to Seller under the Purchase Agreements;

         WHEREAS, Seller is willing to sell such receivables to Issuer; and

         WHEREAS, Servicer is willing to service such receivables.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I.  DEFINITIONS.

         SECTION 1.1. Definitions. Capitalized terms are used in this Agreement as defined in Appendix X to this Agreement.

         SECTION 1.2. Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in
Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means "including without limitation"; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person's successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

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ARTICLE II.  CONVEYANCE OF RECEIVABLES.

         SECTION 2.1. Conveyance of Receivables. In consideration of Issuer's delivery to, or upon the order of, Seller of Notes and Certificates, in aggregate principal amounts equal to the initial principal amounts of the Notes and the initial Certificate Balance, respectively, Seller does hereby sell, transfer, assign, set over and otherwise convey to Issuer, without recourse, subject to the obligations herein (collectively, the "Trust Property"):

         (a) all right, title and interest of Seller in and to the Receivables, and all moneys received thereon after the Cutoff Date;

         (b) all right, title and interest of Seller in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of Seller in the Financed Vehicles and any other property that shall secure the Receivables;

         (c) the interest of Seller in any proceeds with respect to the Receivables from claims on any Insurance Policies covering Financed Vehicles or the Obligors or from claims under any lender's single interest insurance policy naming any Seller Affiliate as an insured;

         (d) rebates of premiums relating to Insurance Policies and rebates of other items such as extended warranties financed under the Receivables, in each case, to the extent the Servicer would, in accordance with its customary practices, apply such amounts to the Principal Balance of the related Receivable;

         (e) the interest of Seller in any proceeds from (i) any Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement, (ii) a default by an Obligor resulting in the repossession of the Financed Vehicle under the applicable Motor Vehicle Loan or (iii) any Dealer Recourse or other rights relating to the Receivables under Dealer Agreements;

         (f) all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and the Trust Accounts, and in all investments and proceeds thereof (but excluding all investment income thereon);

         (g) all right, title and interest of Seller under each Purchase Agreement, including the right of Seller to cause a Seller Affiliate to repurchase Receivables from Seller;

         (h) all right, title and interest of Seller in any instrument or document relating to the Receivables; and

                                                    SALE AND SERVICING AGREEMENT

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



         (i)      the proceeds of any and all of the foregoing.

         The sale, transfer, assignment, setting over and conveyance made hereunder shall not constitute and is not intended to result in an assumption by Issuer of any obligation of any Seller Affiliates to the Obligors, the Dealers or any other Person in connection with the Receivables and the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

ARTICLE III.  THE RECEIVABLES.

         SECTION 3.1. Representations and Warranties as to Each Receivable. Seller hereby makes the following representations and warranties as to each Receivable conveyed by it to Issuer hereunder on which Issuer shall rely in acquiring the Receivables. Unless otherwise indicated, such representations and warranties shall speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to Issuer and the pledge thereof to Indenture Trustee pursuant to the Indenture.

         (a) Characteristics of Receivables. The Receivable has been fully and properly executed by the parties thereto and (i) is a Direct Loan made by an Originator or has been originated by a Dealer in the ordinary course of such Dealer's business and has been purchased by an Originator, in either case, in the ordinary course of such Originator's business and in accordance with such Originator's underwriting standards to finance the retail sale by a Dealer of the related Financed Vehicle or has otherwise been acquired by a Seller Affiliate, (ii) the Originator of which has underwriting standards that require physical damage insurance to be maintained on the related Financed Vehicle,
(iii) is secured by a valid, subsisting, binding and enforceable first priority security interest in favor of a Seller Affiliate in the Financed Vehicle (subject to administrative delays and clerical errors on the part of the applicable government agency and to any statutory or other lien arising by operation of law after the Closing Date which is prior to such security interest), which security interest is assignable together with such Receivable, and has been so assigned to Seller, and subsequently assigned by Seller to Issuer, (iv) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (v) provided, at origination, for level monthly payments (provided, that the amount of the last payment may be different), which fully amortize the Initial Principal Balance over the original term, (vi) provides for interest at the Contract Rate specified in the Schedule of Receivables, (vii) was originated in the United States and (viii) constitutes "chattel paper" as defined in the UCC.

         (b) Individual Characteristics. The Receivables have the following individual characteristics as of the Cutoff Date; (i) each Receivable is secured by a Motor Vehicle; (ii) each Receivable has a Contract Rate of at least 6.00% and not

                                                    SALE AND SERVICING AGREEMENT

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



more than 29.90%; (iii) each Receivable had a remaining term, as of the Cutoff Date, of not less than three months and not more than 72 months; (iv) each Receivable had an Initial Principal Balance of not less than $776.59 and not more than $57,550.98; (v) no Receivable was more than 30 days past due as of the Cutoff Date; (vi) no Financed Vehicle had been repossessed as of the Cutoff Date; (vii) no Receivable is subject to a force placed Physical Damage Insurance Policy on the related Financed Vehicle; and (viii) the Dealer of the Financed Vehicle has no participation in, or other right to receive, any proceeds of the Receivable. The Receivables were selected using selection procedures that were not intended by any Seller Affiliate or Seller to be adverse to the Holders.

         (c) Schedule of Receivables. The information with respect to each Receivable set forth in the Schedule of Receivables, including (without limitation) the account number of the Obligor, the Initial Principal Balance, and the Contract Rate, was true and correct in all material respects as of the close of business on the Cutoff Date.

         (d) Compliance with Law. The Receivable complied at the time it was originated or made, and will comply as of the Closing Date, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including, to the extent applicable, usury laws, the Federal Truth in Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Fair Debt Collection Practices Act, Federal Reserve Board Regulations B and Z and any other consumer credit, consumer protection, equal opportunity and disclosure laws.

         (e) Binding Obligation. The Receivable constitutes the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable in all material respects by the holder thereof in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally, and the Receivable is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury.

         (f) Lien in Force. Neither Seller nor any Seller Affiliate has taken any action which would have the effect of releasing the related Financed Vehicle from the Lien granted by the Receivable in whole or in part.

         (g) No Amendment or Waiver. No material provision of the Receivable has been amended, waived, altered or modified in any respect, except such waivers as would be permitted under this Agreement, and no amendment, waiver, alteration or modification causes such Receivable not to conform to the other representations or warranties contained in this Section.

                                                    SALE AND SERVICING AGREEMENT

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



         (h) No Liens. Neither Seller nor any Seller Affiliate has received notice of any Liens or claims, including Liens for work, labor, materials or unpaid state or federal taxes, relating to the Financed Vehicle securing the Receivable, that are or may be prior to or equal to the Lien granted by the Receivable.

         (i) No Default. Except for payment delinquencies continuing for a period of not more than 30 days as of the Cutoff Date, to the knowledge of Seller, no default, breach, violation or event permitting acceleration under the terms of the Receivable exists and no continuing condition that with notice or lapse of time, or both, would constitute a default, breach, violation or event permitting acceleration under the terms of the Receivable has arisen.

         (j) Insurance. The Receivable requires the Obligor to insure the Financed Vehicle under a Physical Damage Insurance Policy, pay the premiums for such insurance and keep such insurance in full force and effect.

         (k) Good Title. It is the intention of Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from Seller to Issuer and that the beneficial interest in and title to the Receivables not be part of Seller's estate in the event of the filing of a bankruptcy petition by or against Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, or pledged by Seller to any Person other than Issuer. Immediately prior to the transfer and assignment herein contemplated, Seller had good and marketable title to the Receivable free and clear of any Lien and had full right and power to transfer and assign the Receivable to Issuer and immediately upon the transfer and assignment of the Receivable to Issuer, Issuer shall have good and marketable title to the Receivable, free and clear of any Lien; and Issuer's interest in the Receivable resulting from the transfer has been perfected under the UCC.

         (l) Obligations. Each Seller Affiliate has duly fulfilled all material obligations on its part to be fulfilled under, or in connection with, the Receivable.

         (m) Possession. There is only one original executed Receivable, and immediately prior to the Closing Date, the applicable Seller Affiliate will have possession of such original executed Receivable.

         (n) No Government Obligor. The Obligor on the Receivable is not the United States of America or any state thereof or any local government, or any agency, department, political subdivision or instrumentality of the United States of America or any state thereof or any local government.

         (o) Marking Records. By the Closing Date, Seller shall have caused the portions of Seller's and each Seller Affiliate's electronic master record of Motor Vehicle Loans relating to the Receivables to be clearly and unambiguously marked

                                                    SALE AND SERVICING AGREEMENT

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to show that the Receivable is owned by Issuer in accordance with the terms of this Agreement.

         (p) No Assignment. As of the Closing Date, Seller shall not have taken any action to convey any right to any Person that would result in such Person having a right to payments received under the Insurance Policies or Dealer Agreements, or payments due under the Receivable, that is senior to, or equal with, that of Issuer.

         (q) Lawful Assignment. The Receivable has not been originated in, and is not subject to the laws of, any jurisdiction under which the sale, transfer or assignment of such Receivable hereunder or pursuant to transfers of the Notes or Certificates are unlawful, void or voidable. Neither Seller nor any Seller Affiliate has entered into any agreement with any Obligor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

         (r) Dealer Agreements. A Dealer Agreement for each Receivable is in effect whereby the Dealer warrants title to the Motor Vehicle and indemnifies the Seller Affiliate that is a party to said Dealer Agreement against the unenforceability of each Receivable sold thereunder, and the rights of such Seller Affiliate thereunder, with regard to the Receivable sold hereunder, have been validly assigned to and are enforceable against the Dealer by the Seller and then to and by the Issuer, along with any Dealer Recourse.

         (s) Composition of Receivable. No Receivable has a Principal Balance which includes capitalized interest or late charges.

         (t) Database File. The information included with respect to each Receivable in the database file delivered pursuant to Section 4.9(b) is accurate and complete in all material respects.

         SECTION 3.2. Representations and Warranties as to the Receivables in the Aggregate. Seller hereby makes the following representations and warranties as to the Receivables conveyed by it to Issuer hereunder on which Issuer shall rely in acquiring the Receivables. Unless otherwise indicated, such representations and warranties shall speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to Issuer and the pledge thereof to Indenture Trustee pursuant to the Indenture.

         (a)      Amounts. The Original Pool Balance was $1,045,965,160.79.

         (b) Aggregate Characteristics. The Receivables had the following characteristics in the aggregate as of the Cutoff Date: (i) approximately 34.33% of the Original Pool Balance was attributable to loans for purchases of new Financed Vehicles, and approximately 65.67% of the Original Pool Balance was attributable

                                                    SALE AND SERVICING AGREEMENT

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to loans for purchases of used Financed Vehicles; (ii) approximately 21.92% of the Original Pool Balance was attributable to Receivables the mailing addresses of the Obligors with respect to which are located in the State of New York and 9.71% of the Original Pool Balance was attributable to Receivables the mailing addresses of the Obligors with respect to which are located in the State of Maine, 8.83% in the State of Washington, 8.63% in the State of Ohio, and 6.56% in the State of Florida, and no other state accounts for more than 5% of the Original Pool Balance; (iii) the weighted average Contract Rate of the Receivables was 11.49%; (iv) there are 96,446 Receivables being conveyed by Seller to Issuer; (v) the average Cutoff Date Principal Balance of the Receivables was $10,845.09; and (vi) the weighted average original term and weighted average remaining term of the Receivables were 59.40 months and 49.08 months, respectively.

         SECTION 3.3. Repurchase upon Breach. Seller, Servicer, Indenture Trustee or Owner Trustee, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon the discovery (or, with respect to the Indenture Trustee or Owner Trustee, upon actual knowledge of a Responsible Officer) of any breach or failure to be true of the representations or warranties made by Seller in Section 3.1, provided that the failure to give such notice shall not affect any obligation of Seller. If the breach or failure shall not have been cured by the last day of the Collection Period which includes the 60th day (or if Seller elects, the 30th day) after the date on which Seller becomes aware of, or receives written notice from Owner Trustee, Indenture Trustee or Servicer of, such breach or failure, and such breach or failure materially and adversely affects the interests of Issuer and the Holders in any Receivable, Seller shall repurchase each such affected Receivable from Issuer as of such last day of such Collection Period at a purchase price equal to the Purchase Amount for such Receivable as of such last day of such Collection Period. Notwithstanding the foregoing, any such breach or failure with respect to the representations and warranties contained in Section 3.1 will not be deemed to have such a material and adverse effect with respect to a Receivable if the facts resulting in such breach or failure do not affect the ability of Issuer to receive and retain payment in full on such Receivable. In consideration of the repurchase of a Receivable hereunder, Seller shall remit the Purchase Amount of such Receivable, no later than the close of business on the next Deposit Date, in the manner specified in Section 5.4. The sole remedy of Issuer, the Owner Trustee, the Indenture Trustee or the Holders with respect to a breach or failure to be true of the representations or warranties made by Seller pursuant to Section 3.1 shall be to require Seller to repurchase Receivables pursuant to this Section.

         SECTION 3.4. Custodian of Receivable Files. (a) Custody. To assure uniform quality in servicing the Receivables and to reduce administrative costs, Issuer, upon the execution and delivery of this Agreement, revocably appoints Custodian, as agent, and Custodian accepts such appointment, to act as agent on behalf of Issuer to maintain custody of the following documents or instruments,

                                                    SALE AND SERVICING AGREEMENT
which are hereby constructively delivered to Issuer with respect to each Receivable (collectively, a "Receivable File"):

                      (i)   fully executed original of the Receivable;

                     (ii) any documents customarily delivered to or held by Seller or Servicer evidencing the existence of any Physical Damage Insurance Policies;

                    (iii) the original credit application, fully executed by the Obligor;

                     (iv) the original certificate of title, or such other documents as the applicable Seller Affiliate, as appropriate, keeps on file, in accordance with its customary procedures, evidencing the security interest of such Seller Affiliate in the Financed Vehicle;

                      (v) originals or true copies of all documents, instruments or writings relating to extensions, amendments or waivers of the Receivable; and

                     (vi) any and all other documents or electronic records that Seller, any Seller Affiliate or Servicer, as the case may be, keeps on file, in accordance with its customary procedures, relating to the Receivable, any Insurance Policies, the Obligor or the Financed Vehicle.

         (b) Safekeeping. Servicer, in its capacity as Custodian, shall hold the Receivable Files as agent on behalf of Issuer and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable as shall enable Servicer and Issuer to comply with the terms and provisions of this Agreement applicable to them. In performing its duties as Custodian hereunder, Custodian shall act with reasonable care, exercising the degree of skill, attention and care that Custodian exercises with respect to receivable files relating to other similar motor vehicle loans owned and/or serviced by Custodian and that is consistent with industry standards. In accordance with its customary practice with respect to its retail installment sale contracts, Custodian shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement, and of the related accounts, records, and computer systems, and shall maintain the Receivable Files in such a manner as shall enable Owner Trustee to verify, if Owner Trustee so elects, the accuracy of the record keeping of Custodian. Custodian shall promptly report to Owner Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided, and promptly take appropriate action to remedy any such failure. Custodian hereby acknowledges receipt of the Receivable File for each Receivable listed on the Schedule of Receivables. Nothing herein shall be deemed to require Issuer, Owner

                                                    SALE AND SERVICING AGREEMENT

Trustee or Indenture Trustee to verify the accuracy of the record keeping of the Custodian.

         (c) Maintenance of and Access to Records. Custodian shall maintain each Receivable File at the location specified in Schedule B to this Agreement, or at such other office of Custodian within the United States (or, in the case of any successor Custodian, within the State in which its principal place of business is located) as shall be specified to Issuer by 30 days' prior written notice. At the reasonable direction of the Owner Trustee or Indenture Trustee, Custodian shall make available to Owner Trustee, Indenture Trustee and their respective agents (or, when requested in writing by Owner Trustee or Indenture Trustee, their respective attorneys or auditors) the Receivable Files and the related accounts, records and computer systems maintained by Custodian at such times during the normal business hours of Custodian for purposes of inspecting, auditing or making copies of abstracts of the same.

         (d) Release of Documents. Upon written instructions from Indenture Trustee (or, if no Notes are then Outstanding, Owner Trustee), Custodian shall release any document in the Receivable Files to Indenture Trustee or Owner Trustee or its respective agent or designee, as the case may be, at such place or places as Indenture Trustee or Owner Trustee may designate, as soon thereafter as is practicable. Any document so released shall be handled by Indenture Trustee or Owner Trustee with due care and returned to Custodian for safekeeping as soon as Indenture Trustee or Owner Trustee or its respective agent or designee, as the case may be, shall have no further need therefor.

         (e) Title to Receivables. Custodian agrees that, in respect of any Receivable File held by Custodian hereunder, Custodian will not at any time have or in any way attempt to assert any interest in such Receivable File or the related Receivable, other than solely for the purpose of collecting or enforcing the Receivable for the benefit of Issuer and that the entire equitable interest in such Receivable and the related Receivable File shall at all times be vested in Issuer.

         (f) Instructions; Authority to Act. Custodian shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by an Authorized Officer of Indenture Trustee or Owner Trustee, as applicable. A certified copy of excerpts of certain resolutions of the Board of Directors of Indenture Trustee or Owner Trustee, as applicable, shall constitute conclusive evidence of the authority of any such Authorized Officer to act and shall be considered in full force and effect until receipt by Custodian of written notice to the contrary given by Indenture Trustee or Owner Trustee, as applicable.

         (g) Custodian's Indemnification. Custodian shall indemnify and hold harmless Issuer, Owner Trustee and Indenture Trustee, and each of their respective



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



officers, directors, employees and agents and the Holders from and against any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses (including legal fees if any) of any kind whatsoever that may be imposed on, incurred or asserted against Issuer, Owner Trustee, Indenture Trustee or the Holders as the result of any act or omission of Custodian relating to the maintenance and custody of the Receivable Files; provided that Custodian shall not be liable hereunder to the Owner Trustee or Indenture Trustee to the extent that such liabilities, obligations, losses, compensatory damages, payments, costs or expenses result from the willful misfeasance, bad faith or negligence of Owner Trustee or Indenture Trustee, as the case may be. Indemnification under this subsection (g) shall include reasonable fees and expenses of counsel and expenses of litigation and shall survive termination of this Agreement and the resignation or removal of Owner Trustee or Indenture Trustee, as the case may be. If Custodian shall have made any indemnity payments to Owner Trustee or Indenture Trustee pursuant to this Section and Owner Trustee or Indenture Trustee thereafter shall collect any of such amounts from Persons other than Custodian, Owner Trustee or Indenture Trustee, as the case may be, shall, as soon as practicable following such receipt thereof, repay such amounts to Custodian, without interest.

         (h) Effective Period and Termination. Servicer's appointment as Custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this subsection (h). If Servicer shall resign as Servicer in accordance with Section 7.5 or if all of the rights and obligations of Servicer shall have been terminated under Section 8.1, the appointment of Servicer as Custodian hereunder may be terminated by the Owner Trustee or Indenture Trustee or by the Holders of Notes evidencing not less than 50% of the aggregate Outstanding Amount of the Notes (or, if no Notes are then Outstanding, the Holders of Certificates representing not less than 50% of the Certificate Balance), in each case in the same manner as Owner Trustee or Indenture Trustee or such Holders may terminate the rights and obligations of Servicer under Section 8.1. The Indenture Trustee, at the direction of Holders of Notes evidencing not less than 50% of the aggregate Outstanding Amount of the Notes, or, if no Notes are then Outstanding, the Owner Trustee at the direction of Holders of Certificates evidencing not less than 50% of the Certificate Balance, may terminate Servicer's appointment as Custodian hereunder at any time with cause, or with 30 days' prior written notice without cause. As soon as practicable after any termination of such appointment Servicer shall deliver, or cause to be delivered, the Receivable Files to Indenture Trustee or Owner Trustee, as applicable, or its respective agent or designee at such place or places as Indenture Trustee or Owner Trustee, as applicable, may reasonably designate. Notwithstanding any termination of Servicer as Custodian hereunder (other than in connection with a termination resulting from the termination of Servicer, as such, pursuant to Section 8.1), from and after the date of such termination, and for so long as Servicer is acting as such pursuant to this Agreement, Indenture Trustee shall provide, or cause the successor Custodian to provide, access

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



to the Receivable Files to Servicer, at such times as Servicer shall reasonably request, for the purpose of carrying out its duties and responsibilities with respect to the servicing of the Receivables hereunder.

         (i) Delegation. Custodian may, at any time without notice or consent, delegate any or all of its duties under the Basic Documents to any Affiliate of Seller; provided that no such delegation shall relieve Custodian of its responsibility with respect to such duties and Custodian shall remain obligated and liable to Issuer and the Holders for its duties hereunder as if Custodian alone were performing such duties.

ARTICLE IV.  ADMINISTRATION AND SERVICING OF RECEIVABLES.

         SECTION 4.1. Duties of Servicer. (a) Servicer is hereby authorized to act as agent for Issuer and in such capacity shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables), and perform the other actions required by Servicer under this Agreement, with reasonable care. Without limiting the standard set forth in the preceding sentence, Servicer shall use a degree of skill, attention and care that is not less than Servicer exercises with respect to comparable Motor Vehicle Loans that it services for itself or others and that is consistent with prudent industry standards. Servicer's duties shall include the collection and posting of all payments, responding to inquiries by Obligors on the Receivables, or by federal, state or local governmental authorities, investigating delinquencies, sending payment coupons or monthly invoices to Obligors, reporting required tax information to Obligors, accounting for Collections, monitoring the status of Physical Damage Insurance Policies with respect to the Financed Vehicles as provided in Section 4.4(a), furnishing monthly and annual statements to Owner Trustee and Indenture Trustee with respect to distributions, providing collection and repossession services in the event of Obligor default and performing the other duties specified herein.

         In accordance with its customary servicing procedures, Servicer shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Physical Damage Insurance Policies as provided in Section 4.4 and the Dealer Agreements. Without limiting the generality of the foregoing, Servicer is hereby authorized and empowered by Issuer to execute and deliver, on behalf of itself, Indenture Trustee, Issuer, Owner Trustee and the Holders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables or to the Financed Vehicles, all in accordance with this Agreement; provided that notwithstanding the foregoing, Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except in connection with a de minimis deficiency

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



which Servicer would not attempt to collect in accordance with its customary procedures. If Servicer shall commence a legal proceeding to enforce a Receivable, Issuer shall thereupon be deemed to have automatically assigned such Receivable to Servicer, which assignment shall be solely for purposes of collection.

         (b) Servicer may, at any time without notice (except that Servicer shall give written notice to each Rating Agency of any delegation outside the ordinary course of business of the substantial portion of its servicing business) or consent, delegate (i) any or all duties under this Agreement to any Person more than 50% of the voting securities of which are owned, directly or indirectly, by KeyCorp, an Ohio corporation, so long as Key Bank USA or its successor or assigns acts as Servicer, or (ii) specific duties to sub-contractors who are in the business of performing such duties; provided that no such delegation shall relieve Servicer of its responsibility with respect to such duties and Servicer shall remain obligated and liable to Issuer and the Holders for servicing and administering the Receivables in accordance with this Agreement as if Servicer alone were performing such duties.

         SECTION 4.2. Collection of Receivable Payments. (a) Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and otherwise act with respect to the Receivables, the Physical Damage Insurance Policies, the Dealer Agreements and related property in such manner as will, in the reasonable judgment of Servicer, maximize the amount to be received by Issuer with respect thereto, in accordance with the standard of care required by
Section 4.1. Servicer shall be entitled to amend or modify any Receivable in accordance with its customary procedures if Servicer believes in good faith that such amendment or modification is in Issuer's best interests; provided that Servicer may not, unless ordered by a court of competent jurisdiction or otherwise required by applicable law, (i) extend a Receivable beyond the Final Scheduled Maturity Date or (ii) reduce the Principal Balance or Contract Rate of any Receivable. If Servicer fails to comply with the provisions of the preceding sentence, Servicer shall be required to purchase the Receivable or Receivables affected thereby, for the Purchase Amount, in the manner specified in Section
4.7 as of the last day of the Collection Period in which such failure occurs. Servicer may, in its discretion (in accordance with its customary standards, policies and procedures), waive any prepayment charge, late payment charge, extension fee or any other fee that may be collected in the ordinary course of servicing a Receivable.

         (b) If in the course of collecting payments under the Receivables, Servicer determines to set off any obligation of Servicer to an Obligor against an amount payable by the Obligor with respect to such Receivable, Servicer shall deposit the amount so set off in the Collection Account, no later than the close of business on the Deposit Date for the Collection Period in which the set-off occurs.

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



All references herein to payments or Liquidation Proceeds collected by Servicer shall include amounts set-off by Servicer.

         SECTION 4.3. Realization upon Receivables. On behalf of Issuer, Servicer shall charge off a Receivable that had been purchased by the Seller from Key Bank USA as a Defaulted Receivable in accordance with its customary standards and shall charge off a Receivable that had been purchased by the Seller from AFG as a Defaulted Receivable in no event later than 120 days after such Receivable shall have become delinquent and shall use reasonable efforts to repossess and liquidate the Financed Vehicle securing any Defaulted Receivable as soon as feasible after such Receivable becomes a Defaulted Receivable, in accordance with the standard of care required by Section 4.1. In taking such action, Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of Motor Vehicle Loans, and as are otherwise consistent with the standard of care required under Section 4.1, which shall include exercising any rights under the Dealer Agreements and selling the Financed Vehicle at public or private sale. Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds or pursuing any deficiency claim against the related Obligor, but only out of the cash proceeds of such Financed Vehicle or any deficiency obtained from the Obligor. The foregoing shall be subject to the provision that, in any case in which a Financed Vehicle shall have suffered damage, Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds of the related Receivable by an amount equal to or greater than the amount of such expenses.

         If Servicer elects to commence a legal proceeding to enforce a Dealer Agreement, the act of commencement shall be deemed to be an automatic assignment from Issuer to Servicer of the rights under such Dealer Agreement. If, however, in any enforcement suit or legal proceeding, it is held that Servicer may not enforce a Dealer Agreement on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement, Owner Trustee, on behalf of Issuer, at Servicer's expense, or Seller, at Servicer's expense, shall take such steps as Servicer deems necessary to enforce the Dealer Agreement, including bringing suit in Issuer's name or the name of Owner Trustee or Indenture Trustee.

         SECTION 4.4. Physical Damage Insurance. (a) The Receivables require that each Financed Vehicle be insured under a Physical Damage Insurance Policy. Servicer shall monitor or cause to be monitored, the status of such physical damage insurance coverage to the extent consistent with its customary servicing procedures. If Servicer shall determine that an Obligor has failed to obtain or maintain a Physical Damage Insurance Policy covering the related Financed Vehicle, Servicer shall use reasonable efforts in accordance with its customary servicing procedures to enforce

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



the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical damage insurance, provided that Servicer shall not be required to take such actions if there is in place a lender's single interest policy with respect to the related Financed Vehicle that complies with Servicer's customary requirements. It is understood that Servicer will not "force-place" any Physical Damage Insurance Policy on any Financed Vehicle.

         (b) Servicer may sue to enforce or collect upon the Physical Damage Insurance Policies, in its own name, if possible, or as agent for Issuer. If Servicer elects to commence a legal proceeding to enforce a Physical Damage Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of Issuer under such Physical Damage Insurance Policy to Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that Servicer may not enforce a Physical Damage Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Physical Damage Insurance Policy, Owner Trustee, on behalf of Issuer, at Servicer's expense, or Seller, at Servicer's expense, shall take such steps as Servicer deems necessary to enforce such Physical Damage Insurance Policy, including bringing suit in Issuer's name or the name of Owner Trustee or Indenture Trustee. Servicer shall make all claims and enforce its rights under any lender's single interest insurance policy (to the extent such claims or rights relate to Receivables) for the benefit of the Issuer and shall treat as Collections all related proceeds of such policies.

         SECTION 4.5. Maintenance of Security Interests in Financed Vehicles. Servicer, in accordance with the standard of care required under Section 4.1, shall take such reasonable steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle for the benefit of Issuer and the Indenture Trustee. Issuer hereby authorizes Servicer, and Servicer hereby agrees, to take such reasonable steps as are necessary to re-perfect such security interest on behalf of Issuer in the event Servicer receives notice of the relocation of a Financed Vehicle. If there has been a Servicer Termination Event, Seller and Servicer, at their expense, shall promptly and duly execute and deliver such documents and instruments, and take such other reasonable actions as may be necessary, as evidenced by an Opinion of Counsel delivered to Issuer, Owner Trustee and Indenture Trustee to perfect Issuer's and Indenture Trustee's interest in the Trust Property against all other Persons, including the delivery of the Receivables and the Receivable Files to Indenture Trustee (or Owner Trustee if no Notes are then Outstanding) its agent or designee, the endorsement and delivery of the Physical Damage Insurance Policies or the notification of the insurers thereunder, the execution of transfer instruments, and the endorsement to Indenture Trustee (or Owner Trustee if no Notes are then Outstanding) and the delivery of the certificates of title to the Financed Vehicles to the appropriate department or departments of motor vehicles (or other appropriate governmental agency).

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



         SECTION 4.6. Covenants of Servicer. Servicer makes the following covenants on which Issuer relies in acquiring the Receivables:

         (a) Security Interest to Remain in Force. Servicer shall not release any Financed Vehicle from the security interest granted by the related Receivable in whole or in part, except upon payment in full of the Receivable or as otherwise contemplated herein.

         (b) No Impairment. Servicer shall not impair in any material respect the rights of the Issuer or the Holders in the Receivables, the Dealer Agreements or the Physical Damage Insurance Policies or, subject to clause (c), otherwise amend or alter the terms thereof if, as a result of such amendment or alteration, the interests of Issuer and the Holders hereunder would be materially and adversely affected.

         (c) Amendments. Servicer shall not amend or otherwise modify any Receivable (including the grant of any extension thereunder), except in accordance with Section 4.2.

         SECTION 4.7. Purchase by Servicer upon Breach. Seller, Servicer, Indenture Trustee or Owner Trustee, as the case may be, shall inform the other parties promptly, in writing, upon the discovery (or, in the case of the Indenture Trustee or Owner Trustee, upon actual knowledge of a Responsible Officer) of any breach by Servicer of its covenants under Section 4.5 or 4.6; provided that the failure to give such notice shall not affect any obligation of Servicer. Unless the breach shall have been cured by the last day of the Collection Period which includes the 60th day (or the 30th day, if Servicer so elects) after the date on which Servicer becomes aware of, or receives written notice of, such breach, and such breach materially and adversely affects the interests of Issuer and the Holders in any Receivable, Servicer shall purchase such Receivable from Issuer as of the last day of the Collection Period at a purchase price equal to the Purchase Amount for such Receivable as of the last day of such Collection Period; provided that in the case of a breach of the covenant contained in Section 4.6(c), Servicer shall be obligated to purchase the affected Receivable or Receivables on the Deposit Date immediately succeeding the Collection Period during which Servicer becomes aware of, or receives written notice of, such breach. In consideration of the purchase of a Receivable hereunder, Servicer shall remit the Purchase Amount of such Receivable in the manner specified in Section 5.4. The sole remedy of Issuer, Owner Trustee, Indenture Trustee or the Holders against Servicer with respect to a breach pursuant to Section 4.5 or 4.6 shall be to require Servicer to repurchase Receivables pursuant to this Section.

         SECTION 4.8. Servicing Fee. The servicing fee for each Distribution Date shall equal the product of (i) one-twelfth, (ii) the Servicing Fee Rate and
(iii) the Pool Balance as of the opening of business on the first day of the related Collection Period (the "Servicing Fee"). Servicer shall also be entitled to retain any late fees,

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



extension fees, prepayment charges (including, in the case of any Rule of 78's Receivable or Sum of Periodic Balances Receivable that is prepaid in full, amounts received in excess of the outstanding Principal Balance of such Receivable and accrued interest thereon calculated as if such Receivable were an Actuarial Receivable) and certain non-sufficient funds charges and other administrative fees or similar charges allowed by applicable law with respect to Receivables collected (from whatever source) on the Receivables and shall be paid any interest earned on deposits in the Trust Accounts and the Certificate Distribution Account (the "Supplemental Servicing Fee"). It is understood and agreed that Available Interest or Available Principal shall not include any amounts retained by Servicer which constitute Supplemental Servicing Fees. The Servicing Fee in respect of a Collection Period (together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates), if the Rating Agency Condition is satisfied, may be paid at the beginning of such Collection Period out of Collections for such Collection Period. As provided in
Section 5.5(c), as additional compensation, Servicer shall be entitled to receive on each Distribution Date, any Additional Servicing for such Distribution Date.

         SECTION 4.9. Servicer's Report. (a) On each Determination Date, Servicer shall deliver to Owner Trustee, Indenture Trustee, each Paying Agent and Seller, with a copy to the Rating Agencies, a Servicer's Report substantially in the form of Exhibit A, containing all information necessary to make the transfers and distributions pursuant to Sections 5.4, 5.5 and 5.8 for the Collection Period preceding the date of such Servicer's Report together with all information necessary for the Owner Trustee to send statements to Certificateholders pursuant to Section 5.6 and Indenture Trustee to send copies of statements received by the Indenture Trustee to Noteholders pursuant to the Indenture and Section 5.6 of this Agreement. Receivables to be purchased by Servicer or to be repurchased by Seller shall be identified by Servicer by account number with respect to such Receivable (as specified in the Schedule of Receivables).

         (b) Servicer shall provide Indenture Trustee with a database file for the Receivables at or prior to the Closing Date (but with information as of the close of business on the Cutoff Date).

         SECTION 4.10. Annual Statement as to Compliance; Notice of Default. (a) Servicer shall deliver to Owner Trustee, Indenture Trustee and each Rating Agency, on or before April 30 of each year beginning on April 30, 1999, an Officer's Certificate, dated as of the preceding December 31, stating that (i) a review of the activities of Servicer during the preceding 12-month period (or, in the case of the first such report, during the period from the Closing Date to December 31, 1998) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, Servicer has fulfilled all its obligations in all material respects under this Agreement

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



throughout such period or, if there exists any uncured default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate and the report referred to in Section 4.11 may be obtained by any Certificateholder by a request in writing to Owner Trustee addressed to the Corporate Trust Office or by any Noteholder by a request in writing to Indenture Trustee addressed to the Corporate Trust Office. Upon the written request of Owner Trustee, Indenture Trustee will promptly furnish Owner Trustee a list of Noteholders as of the date specified by Owner Trustee.

         (b) Servicer shall deliver to Owner Trustee, Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which constitutes, or with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 8.1.

         SECTION 4.11. Annual Independent Certified Public Accountants' Report. The Servicer shall cause a firm of independent certified public accountants (who may also render other services to the Servicer or Seller) to deliver to the Seller, Owner Trustee, Indenture Trustee and each Rating Agency on or before April 30 of each year beginning on April 30, 1999, a report to the effect that such firm has examined the Servicer's assertion that it has complied with the minimum servicing standards set forth in the Mortgage Banker's Association of America's Uniform Single Attestation Program for Mortgage Bankers ("USAP") for the twelve months ended December 31 of the preceding year (or, in the case of the first such certificate, from the Closing Date until December 31, 1998), and that such examination (1) included tests relating to the servicing or administration of the Receivables in accordance with the requirements of the USAP, to the extent the procedures in such program apply to the servicing or administration of the Receivables and (2) except as described in the report, disclosed no exceptions or errors in the records relating to the servicing or administration of the Receivables that, in the firm's opinion, paragraph six of such program requires such firm to report.

         In the event such firm requires the Indenture Trustee or Owner Trustee to agree to the procedures performed by such firm, Servicer shall direct the Indenture Trustee or Owner Trustee, as the case may be, in writing to so agree; it being understood and agreed that the Indenture Trustee or Owner Trustee, as the case may be, will deliver such letter of agreement in conclusive reliance upon the direction of Servicer, and the Indenture Trustee or Owner Trustee, as the case may be, need not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

         Such report will also indicate that the firm is independent of Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

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



         SECTION 4.12. Access to Certain Documentation and Information Regarding Receivables. Servicer shall provide to the Certificateholders, Noteholders, Bank Regulatory Authorities, and the supervisory agents and examiners of Bank Regulatory Authorities access to the Receivable Files in such cases where the Certificateholders, Noteholders or Bank Regulatory Authorities shall be required by applicable statutes or regulations to review such documentation as demonstrated by evidence satisfactory to Servicer in its reasonable judgment. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of Servicer. Nothing in this Section shall affect the obligation of Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section. Any Holder, by its acceptance of a Certificate or Note, as applicable, shall be deemed to have agreed to keep any information obtained by it pursuant to this Section confidential and not to use such information for any other purpose, except as required by applicable law.

         SECTION 4.13. Reports to the Commission. Servicer shall, on behalf of the Issuer, cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. Seller shall, at its expense, cooperate in any reasonable request made by Servicer in connection with such filings.

         SECTION 4.14. Reports to the Rating Agencies. Servicer shall deliver to each Rating Agency a copy of all reports or notices furnished or delivered pursuant to this Article and a copy of any amendments, supplements or modifications to this Agreement and any other information reasonably requested by such Rating Agency to monitor this transaction.

         SECTION 4.15. Servicer Expenses. Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of the Owner Trustee, Indenture Trustee, independent accountants, taxes imposed on Servicer and expenses incurred in connection with distributions and reports to Certificateholders and Noteholders.

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



ARTICLE V.  DISTRIBUTIONS; RESERVE ACCOUNT
            AND CLASS C RESERVE ACCOUNT;
            STATEMENTS TO CERTIFICATEHOLDERS AND
            NOTEHOLDERS.

         SECTION 5.1. Establishment of Trust Accounts. (a) Servicer shall cause to be established:

                      (i) For the benefit of the Noteholders and the Certificateholders, in the name of Indenture Trustee, an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

                     (ii) For the benefit of the Noteholders, in the name of Indenture Trustee, an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

                    (iii) For the benefit of the Noteholders and the Certificateholders, in the name of Indenture Trustee, an Eligible Deposit Account (the "Payahead Account"), bearing a designation clearly indicating that the funds therein are held for the benefit of the Noteholders and the Certificateholders.

         (b) Funds on deposit in the Collection Account, the Note Distribution Account, the Payahead Account, the Reserve Account and the Class C Reserve Account (collectively the "Trust Accounts") and the Certificate Distribution Account shall be invested by Indenture Trustee with respect to the Trust Accounts (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by Servicer (pursuant to standing instructions or otherwise); provided that it is understood and agreed that neither Servicer, Indenture Trustee nor Owner Trustee shall be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by or on behalf of Indenture Trustee for the benefit of the Noteholders and the Certificateholders; provided that on each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Trust Accounts shall be distributed to Seller and shall not be available to pay the distributions provided for in Section 5.5 and shall not otherwise be subject to any claims or rights of Holders. Other than as permitted in writing by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Deposit Date preceding the next Distribution Date. No Eligible Investment shall be sold or otherwise disposed of prior to its scheduled maturity unless a default occurs with respect to such Eligible Investment and Servicer directs Indenture Trustee in writing



                                                    SALE AND SERVICING AGREEMENT
to dispose of such Eligible Investment. Funds deposited in a Trust Account on a Deposit Date which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be (but are permitted to be) invested overnight.

         (c) Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (excluding investment income thereon) and all such funds, investments and proceeds shall be part of the Owner Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of Indenture Trustee for the benefit of the Noteholders and the Certificateholders; provided, however, the Indenture Trustee shall not be charged with any obligation for the benefit of the Certificateholders except as provided by the terms of this Agreement. If, at any time, any of the Trust Accounts or the Certificate Distribution Account ceases to be an Eligible Deposit Account, Indenture Trustee (or Servicer on its behalf) or Owner Trustee, as applicable, shall within 10 Business Days (or such longer period as to which each Rating Agency may consent) establish a new Trust Account or Certificate Distribution Account, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account or new Certificate Distribution Account, as applicable. In connection with the foregoing, Servicer agrees that, in the event that any of the Trust Accounts are not accounts with Indenture Trustee, Servicer shall notify Indenture Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

         (d) With respect to the Trust Account Property, Indenture Trustee agrees, by its acceptance hereof, that:

                      (i) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts and, except as otherwise provided herein, each such Eligible Deposit Account shall be subject to the exclusive custody and control of Indenture Trustee with respect to the Trust Accounts, and, except as otherwise provided in the Basic Documents, Indenture Trustee shall have sole signature authority with respect thereto;

                     (ii) any Trust Account Property that constitutes Physical Property shall be delivered to Indenture Trustee, in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by Indenture Trustee, or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for Indenture Trustee;

                    (iii) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph
         (b) of the

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                                       20
         definition of "Delivery" and shall be maintained by Indenture Trustee pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                     (iv) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause
         (iii) above shall be delivered to Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by Indenture Trustee pending maturity or disposition, through continued registration of Indenture Trustee's (or its nominee's) ownership of such security.

Effective upon Delivery of any Trust Account Property, Indenture Trustee shall be deemed to have represented that it has purchased such Trust Account Property for value, in good faith and without notice of any adverse claim thereto.

         SECTION 5.2. Collections. (a) Servicer shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than any amounts constituting Supplemental Servicing Fees) and all Liquidation Proceeds, both as collected during the Collection Period. Notwithstanding the foregoing, if Key Bank USA is the Servicer and (i) shall have the Required Rating or (ii) Indenture Trustee otherwise shall have received written notice from each of the Rating Agencies that the then outstanding rating on the Notes or the Certificates would not be lowered or withdrawn as a result, Servicer may deposit all amounts referred to above for any Collection Period into the Collection Account not later than the close of business on the Deposit Date with respect to such Collection Period; provided that (i) if a Servicer Termination Event has occurred and is continuing, (ii) Servicer has been terminated as such pursuant to Section 8.1 or (iii) Servicer ceases to have the Required Rating, Servicer shall deposit such amounts (including any amounts then being held by Servicer) into the Collection Account as provided in the preceding sentence. For purposes of this Article V the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than Servicer, Seller or any Seller Affiliate.

         (b) With respect to each Receivable (other than a Purchased Receivable or a Precomputed Receivable), collections and payments by or on behalf of the Obligor (other than any amounts constituting Supplemental Servicing Fees) for each Collection Period shall be applied to interest and principal in accordance with the Simple Interest Method, as applied by Servicer. Any excess shall be applied to prepay the Receivable. All Liquidation Proceeds shall be treated as Interest Collections.

         (c) With respect to each Precomputed Receivable, collections and payments by or on behalf of an Obligor (other than any amounts constituting

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                                       21

Supplemental Servicing Fees) for each Collection Period shall be applied to the scheduled payments due on such Precomputed Receivable for such Collection Period. To the extent such collections and payments on a Precomputed Receivable during a Collection Period exceed the scheduled payment on such Precomputed Receivable and are insufficient to prepay the Precomputed Receivable in full, collections shall be treated as Payaheads until such later Collection Period as such Payaheads may be transferred to the Collection Account and applied either to the scheduled payments due or to prepay the Precomputed Receivable in full in accordance with Section 5.5.

         SECTION 5.3.  [Reserved].

         SECTION 5.4. Additional Deposits. Servicer and Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amounts with respect to Purchased Receivables and Seller or Servicer shall deposit therein all amounts, if any, to be paid under Section 9.1. All such deposits shall be made not later than the Deposit Date following the end of the related Collection Period.

         SECTION 5.5. Distributions. (a) On each Determination Date, Servicer shall calculate all amounts required to determine the amounts to be deposited on the related Distribution Date from the Reserve Account and the Payahead Account into the Collection Account and from the Collection Account into the Note Distribution Account, the Certificate Distribution Account and the Payahead Account and distributed from the Class C Reserve Account to Holders of the Class C Notes.

         (b) On or before each Distribution Date, Servicer shall instruct Indenture Trustee in writing (based on the information contained in the Servicer's Report delivered on the related Determination Date pursuant to
Section 4.9) to, and the Indenture Trustee shall:

                       (i) withdraw from the Payahead Account and deposit in the Collection Account, in immediately available funds, (x) with respect to each Precomputed Receivable for which the payments made by or on behalf of the Obligor for the related Collection Period are less than the scheduled payment for the related Collection Period, the amount of Payaheads, if any, made with respect to such Receivable which, when added to the amount of such payments, is equal to the amount of such scheduled payment, (y) with respect to each Precomputed Receivable for which prepayments insufficient to prepay the Receivable in full have been made by or on behalf of the Obligor for the related Collection Period, the amount of Payaheads, if any, made with respect to such Receivable which, when added to the amount of such prepayments, is equal to an amount sufficient to prepay such Receivable in full, and
         (z) the amount of all Payaheads, if any, made with respect to any Purchased Receivable;

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                                       22

                      (ii) withdraw from the Collection Account and deposit in the Payahead Account (or receive from the Servicer, which will remit to the Indenture Trustee for deposit in the Payahead Account, as the case may be), in immediately available funds, the aggregate amount of Collections on Precomputed Receivables treated as Payaheads pursuant to
         Section 5.2 for the Collection Period related to such Distribution
         Date;

                     (iii) withdraw from the Reserve Account and deposit in the Collection Account the Reserve Account Transfer Amount for such Distribution Date; and

                      (iv) withdraw from the Class C Reserve Account for distribution to Holders of the Class C Notes in accordance with Section 8.2(d) of the Indenture, the Class C Reserve Account Transfer Amount.

         (c) Subject to the last paragraph of this Section 5.5(c), on each Distribution Date, Servicer shall instruct Indenture Trustee in writing (based on the information contained in the Servicer's Report delivered on the related Determination Date pursuant to Section 4.9) to make, and Indenture Trustee shall make, the following deposits and distributions from the Collection Account for deposit in the applicable account by 11:00 a.m. (New York time), to the extent of the Total Distribution Amount, in the following order of priority:

                       (i) to Servicer, from the Total Distribution Amount, the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods;

                      (ii) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clause (i), the Noteholders' Interest Distributable Amount;

                     (iii) to Owner Trustee for deposit in the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clause (i) and clause (ii), the Certificateholders' Interest Distributable Amount;

                      (iv) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clause (i) through clause (iii), the Noteholders' Principal Distributable Amount;

                       (v) to Owner Trustee for deposit in the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through (iv), the Certificateholders' Principal Distributable Amount;

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



                      (vi) to the Reserve Account, from the Total Distribution Amount remaining after the application of clauses (i) through (v), until the amount on deposit in the Reserve Account equals the Specified Reserve Account Balance;

                     (vii) to the Class C Reserve Account, from the Total Distribution Amount remaining after the application of clauses (i) through (vi), until the amount on deposit in the Class C Reserve Account equals the Specified Class C Reserve Account Balance;

                    (viii) to the Servicer, Additional Servicing for such Distribution Date; and

                      (ix) to Seller, any amounts remaining.

         Notwithstanding the foregoing, following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, the Total Distribution Amount remaining after the application of clause
(i) and (ii) above will be deposited in the Note Distribution Account to the extent necessary to reduce the principal amount of the Notes to zero in accordance with and in the priority set forth in Section 5.4 of the Indenture, and the Certificateholders will not receive any distributions until the principal amount and accrued interest on the Notes have been paid in full. In the event that the Collection Account is maintained with an institution other than Indenture Trustee, Indenture Trustee shall instruct and cause such institution to make all deposits and distributions pursuant to this Section 5.5(c) on the related Deposit Date.

         (d) Indenture Trustee shall continue to perform its duties under this Agreement after the Outstanding Amount of the Notes has been reduced to zero and the Indenture has been discharged in accordance with its terms. The protections, immunities and standard of care afforded the Indenture Trustee under the Indenture shall apply to the performance of its duties hereunder. The initial Paying Agent with respect to the Notes shall be the Indenture Trustee.

         SECTION 5.6. Statements to Certificateholders and Noteholders. On each Determination Date, Servicer shall provide to Indenture Trustee (with a copy to each Rating Agency) written instructions for Indenture Trustee to forward to each Noteholder of record, to each Paying Agent, if any, and to Owner Trustee for Owner Trustee to forward to each Certificateholder of record, a statement substantially in the form of Exhibit A setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

         (a) the amount of such distribution allocable to principal of each class of Notes and to the Certificate Balance of the Certificates;



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                                       24

         (b) the amount of such distribution allocable to interest on or with respect to each class of Notes and to the Certificates;

         (c) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

         (d) the aggregate outstanding principal balance of each class of the Notes, the Note Pool Factor for each such class, the Certificate Balance and the Certificate Pool Factor after giving effect to payments allocated to principal reported under clause (a) above;

         (e) the amount of the Servicing Fee paid to Servicer with respect to the related Collection Period and with respect to previously accrued and unpaid Servicing Fees;

         (f) the amount of the aggregate Realized Losses, if any, for such Collection Period;

         (g) (i) the Reserve Account Transfer Amount, if any, for such Distribution Date, the Specified Reserve Account Balance for such Distribution Date, the amount distributed to Seller from the Reserve Account on such Distribution Date, and the balance of the Reserve Account (if any) on such Distribution Date, after giving effect to changes therein on such Distribution Date, and (ii) the Class C Reserve Account Transfer Amount, if any, for such Distribution Date, the Specified Class C Reserve Account Balance for such Distribution Date, the amount distributed to Seller from the Class C Reserve Account on such Distribution Date, and the balance of the Class C Reserve Account (if any) on such Distribution Date, after giving effect to changes therein on such Distribution Date;

         (h) the Noteholders' Interest Carryover Shortfall, the
Certificateholders' Interest Carryover Shortfall, the Noteholders' Principal Carryover Shortfall, and the Certificateholders' Principal Carryover Shortfall, if any, in each case as applicable to each class of Securities, and the change in such amounts from the preceding statement;

         (i) the Additional Principal Distributable Amount for such Distribution Date;

         (j) the aggregate Purchase Amounts paid by Seller or Servicer with respect to the related Collection Period; and

         (k) the number, and aggregate Principal Balance outstanding, of Receivables past due 30-59, 60-89 and 90 and over 90 days.

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                                       25

Each amount set forth pursuant to paragraph (a), (b), (e) or (h) above shall be expressed as a dollar amount per $1,000 of the initial principal balance of the Notes (or class thereof) or the initial Certificate Balance, as applicable.

         SECTION 5.7. Net Deposits. As an administrative convenience, unless Servicer is required to remit Collections within two Business Days of receipt thereof, Servicer will be permitted to make the deposit of Collections and Purchase Amounts for or with respect to the Collection Period net of distributions to be made to Servicer with respect to the Collection Period. Servicer, however, will account to Owner Trustee, Indenture Trustee, the Noteholders and the Certificateholders as if all deposits, distributions and transfers were made individually.

         SECTION 5.8. Reserve Account and Class C Reserve Account. (a) Seller shall establish and maintain in the name of the Indenture Trustee, as agent for the Issuer, the Noteholders and Certificateholders, an Eligible Deposit Account for the benefit of all Securityholders (the "Reserve Account") and an Eligible Deposit Account for the benefit of the Holders of the Class C Notes (the "Class C Reserve Account"). The Reserve Account and the Class C Reserve Account each shall be initially established and maintained with the Indenture Trustee (the "Securities Intermediary"). On the Closing Date, Seller shall deposit or cause to be deposited in the Reserve Account an amount equal to the Reserve Account Deposit and shall deposit or cause to be deposited in the Class C Reserve Account an amount equal to the Class C Reserve Account Deposit.

         (b) Indenture Trustee shall, at the written direction of Servicer, direct the Securities Intermediary to invest funds on deposit in the Reserve Account and the Class C Reserve Account in Eligible Investments selected by Servicer and confirmed in writing by Servicer to Indenture Trustee; provided that it is understood and agreed that none of Indenture Trustee, Securities Intermediary, Servicer or Issuer shall be liable for any loss arising from such investment in Eligible Investments (except to the extent such Person is the obligor on such Eligible Investment). Funds on deposit in the Reserve Account and the Class C Reserve Account shall be invested in Eligible Investments that will mature so that all such funds will be available at the close of business on each Deposit Date; provided that to the extent permitted by the Rating Agencies following written request by Servicer, funds on deposit in the Reserve Account and the Class C Reserve Account may be invested in Eligible Investments that mature later than the next Deposit Date. Funds deposited in the Reserve Account and the Class C Reserve Account on a Deposit Date upon the maturity of any Eligible Investments are not required to be (but may be) invested overnight.

         (c) The Securities Intermediary hereby expressly agrees with the Indenture Trustee that: (i) the Securities Intermediary will treat the Indenture Trustee as entitled to exercise the rights comprising the investments or financial

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



assets credited to the Reserve Account and the Class C Reserve Account; (ii) the investments or financial assets credited to the Reserve Account and the Class C Reserve Account shall not be registered in the name of, payable to the order of, or specially indorsed to the Indenture Trustee; and (iii) the Securities Intermediary will not agree to comply with entitlement orders originated by any Person with respect to the investments or financial assets held in the Reserve Account and the Class C Reserve Account other than the Indenture Trustee.

         (d) The Reserve Account and the Class C Reserve Account each shall be under the sole custody and control of Indenture Trustee. If, at any time, the Reserve Account or the Class C Reserve Account ceases to be an Eligible Deposit Account, Indenture Trustee shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Reserve Account or Class C Reserve Account, as applicable, as an Eligible Deposit Account and shall transfer or cause to be transferred any cash and/or any investments that are in the existing account which is no longer an Eligible Deposit Account to such new Reserve Account or Class C Reserve Account.

         (e) Servicer shall instruct Indenture Trustee in writing (based on the information contained in the Servicer's Report delivered on the related Determination Date pursuant to Section 4.9) to make, and Indenture Trustee shall make, the following deposits and distributions from the Reserve Account to the extent of any Reserve Account Excess for such Distribution Date, for deposit in the applicable account by 11:00 a.m. (New York time), in the following order of priority:

                       (i) to the Note Distribution Account (or, if the Outstanding Amount of the Notes has been reduced to zero, to the Certificate Distribution Account) for distribution in respect of principal, the lesser of (A) such Reserve Account Excess, if any and
         (B) the excess, if any, of (1) the Additional Principal Distributable Amount for such Distribution Date over (2) the Premium Reduction Amount for such Distribution Date;

                      (ii) to the Servicer, the excess of (A) the Additional Servicing for such Distribution Date over (B) any amount distributed as Additional Servicing for such Distribution Date pursuant to Section 5.5(c)(viii); and

                     (iii) to Seller, any amounts remaining after the Additional Principal Distributable Amount has been reduced to zero.

         (f) Servicer shall instruct Indenture Trustee in writing (based on the information contained in the Servicer's Report delivered on the related Determination Date pursuant to Section 4.9) to make, and Indenture Trustee shall make, the following deposits and distributions from the Class C Reserve Account to the extent

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                                       27
of any Class C Reserve Account Excess for such Distribution Date, for deposit in the applicable account by 11:00 a.m. (New York time), in the following order of priority:

                       (i) to the Servicer, the excess of (A) the Additional Servicing for such Distribution Date over (B) the aggregate of any amounts distributed as Additional Servicing for such Distribution Date pursuant to Section 5.5(c)(viii) and Section 5.8(e)(ii); and

                      (ii) to Seller, any amounts remaining.

         Upon any distribution to Servicer or Seller of amounts from the Reserve Account or the Class C Reserve Account, the Holders will not have any rights in, or claims to, such amounts. Amounts distributed to Servicer or Seller from the Reserve Account or the Class C Reserve Account in accordance with this Section shall not be available under any circumstances to Issuer, Owner Trustee, Indenture Trustee or the Holders and neither Servicer nor Seller shall in any event thereafter be required to refund any such distributed amounts.

         (g) With respect to the Reserve Account Property and the Class C Reserve Account Property, Seller, Issuer and the Indenture Trustee agree that the Reserve Account Deposit and the Class C Reserve Account Deposit and all other funds and Reserve Account Property, in the case of the Reserve Account, all other funds and Class C Reserve Account Property, in the case of the Class C Reserve Account shall be delivered to Indenture Trustee for credit to the Reserve Account or the Class C Reserve Account, as the case may be. In addition:

                       (i) any Reserve Account Property or Class C Reserve Account Property that constitutes Physical Property shall be delivered to Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for Indenture Trustee;

                      (ii) any Reserve Account Property or Class C Reserve Account Property that is a book entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by Indenture Trustee pending maturity or disposition, through continued book entry registration of such Reserve Account Property or Class C Reserve Account Property, as the case may be, as described in such paragraph; and

                     (iii) any Reserve Account Property or Class C Reserve Account Property that is an "uncertificated security" under Article 8 of the UCC and

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                                       28
         that is not governed by clause (ii) above shall be delivered to Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by Indenture Trustee pending maturity or disposition, through continued registration of Indenture Trustee's (or its nominee's) ownership of such security.

Effective upon the crediting of any Reserve Account Property to the Reserve Account or any Class C Reserve Account Property to the Class C Reserve Account, as the case may be, the Indenture Trustee shall be deemed to have represented that it has purchased such Reserve Account Property or Class C Reserve Account Property, as the case may be, for value, in good faith and without notice of any adverse claim thereto.

         (h) Issuer and Servicer agree to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including any UCC financing statements or this Agreement) as may be determined to be necessary, in an Opinion of Counsel to Issuer delivered to Owner Trustee and Indenture Trustee, in order to perfect the interests created by this Section 5.8 and otherwise fully to effectuate the purposes, terms and conditions of this Section 5.8. Issuer and Servicer shall:

                   (1) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of Indenture Trustee's security interest; and

                   (2) make the necessary filings of financing statements or amendments thereto within five days after the occurrence of any of the following: (1) any change in their respective names or any trade names,
         (2) any change in the location of their respective chief executive offices or principal places of business and (3) any merger or consolidation or other change in their respective identities or corporate structures; and shall promptly notify Owner Trustee and Indenture Trustee of any such filings.

         (i) Investment earnings attributable to the Reserve Account Property and Class C Reserve Account Property and proceeds therefrom shall be held by Indenture Trustee for the benefit of Seller. Investment earnings attributable to the Reserve Account Property and Class C Reserve Account Property shall not be available to pay the distributions provided for in Section 5.5 and shall not otherwise be subject to any claims or rights of the Holders or Servicer. Indenture Trustee shall cause all investment earnings attributable to the Reserve Account and the Class C Reserve Account to be distributed on each Distribution Date to Seller.

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



         (j) Seller may at any time, without consent of Holders, sell, transfer, convey or assign in any manner its rights to and interests in distributions from the Reserve Account or the Class C Reserve Account provided that (i) the Rating Agencies confirm in writing that such action will not result in a reduction or withdrawal of the rating of any class of Notes or Certificates, (ii) Seller provides to Owner Trustee and Indenture Trustee an Opinion of Counsel from independent counsel that such action will not cause Issuer to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes and (iii) such transferee or assignee agrees in writing to take positions for federal income tax purposes consistent with the federal income tax positions agreed to be taken by Seller.

ARTICLE VI.  SELLER.

         SECTION 6.1. Representations of Seller. Seller makes the following representations on which Issuer is deemed to have relied in acquiring the Receivables and the other properties and rights included in the Owner Trust Estate. The representations speak as of the execution and delivery of this Agreement and shall survive the sale of the Receivables to Issuer and the pledge thereof to Indenture Trustee pursuant to the Indenture.

         (a) Organization and Good Standing. Seller has been duly organized and is validly existing as a Delaware corporation in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and has, full power, authority and legal right to acquire, own and sell the Receivables and the other properties and rights included in the Owner Trust Estate assigned to Issuer pursuant to Article II.

         (b) Power and Authority. Seller has the power, authority and legal right to execute and deliver this Agreement and the Basic Documents to which it is a party and to carry out their respective terms and to sell and assign the property to be sold and assigned to and deposited with Issuer as the Owner Trust Estate; and the execution, delivery and performance of this Agreement and the Basic Documents to which it is a party have been duly authorized by Seller by all necessary corporate action.

         (c) No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement or the Basic Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby, other than (i) as may be required under the blue sky or securities laws of any State or the Securities Act of 1933, as amended, and (ii) the filing of UCC financing statements.

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



         (d) Valid Sale; Binding Obligation. Seller intends this Agreement to effect a valid sale, transfer, and assignment of the Receivables and the other properties and rights included in the Owner Trust Estate conveyed by Seller to Issuer hereunder, enforceable against creditors of and purchasers from Seller; and each of this Agreement and the Basic Documents to which it is a party constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

         (e) No Violation. The execution, delivery and performance by Seller of this Agreement and the Basic Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of, (i) the certificate of incorporation or bylaws of Seller, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Seller is a party or by which Seller is bound, or (iii) any law, order, rule or regulation applicable to Seller of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Seller.

         (f) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of Seller, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Seller or its properties: (i) asserting the invalidity of this Agreement, any other Basic Document, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document,
(iii) seeking any determination or ruling that might materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement, any other Basic Document, the Notes or the Certificates, to the extent applicable, or (iv) that may materially and adversely affect the federal or state income, excise, franchise or similar tax attributes of the Notes or the Certificates.

         (g) Chief Executive Office. The chief executive office of Seller is Key Tower, 127 Public Square, Cleveland, Ohio 44114-1306.

         SECTION 6.2. Continued Existence. During the term of this Agreement, subject to Section 6.4, Seller will keep in full force and effect its existence, rights and franchises as a corporation organized under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which

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



such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

         SECTION 6.3. Liability of Seller; Indemnities. Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by Seller under this Agreement.

         (a) Seller shall indemnify, defend and hold harmless Issuer, Owner Trustee and Indenture Trustee and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to, and on the date of, the sale of the Receivables to Issuer or the issuance and original sale of the Notes and Certificates, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of all indemnified Persons other than Issuer, not including any taxes asserted with respect to Federal or other income taxes arising out of transactions contemplated by this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

         (b) Seller shall indemnify, defend and hold harmless Issuer, Owner Trustee, Indenture Trustee, the Certificateholders and the Noteholders and the respective officers, directors, employees and agents of Issuer, Owner Trustee and Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent arising out of, or imposed upon such Person through or as a result of (i) Seller's willful misfeasance, bad faith or gross negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement, (ii) Seller's violation of Federal or state securities laws in connection with the offering and sale of the Notes and the Certificates or in connection with any application relating to the Notes or Certificates under any state securities laws and (iii) the failure of any Receivable conveyed by it to Issuer hereunder, or the sale of the related Financed Vehicle, to comply with all requirements of applicable law.

         (c) Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless Owner Trustee, Indenture Trustee and their respective officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with, the acceptance or performance of the trusts and duties set forth herein and in the Trust Agreement, in the case of Owner Trustee, and herein and in the Indenture, in the case of Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (i) in the case of Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of Owner Trustee, or, in the case of Indenture Trustee, shall be due to the


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



willful misfeasance, bad faith or negligence of Indenture Trustee; (ii) in the case of Owner Trustee, shall arise from the breach by Owner Trustee of any of its representations or warranties set forth in the Trust Agreement or any other Basic Document; or (iii) in the case of Indenture Trustee, shall arise from the breach by Indenture Trustee of any of its representations and warranties or covenants set forth in the Indenture. Such liability shall survive the termination of Issuer, the discharge of the Notes and Certificates and removal or resignation of such Indenture Trustee or Owner Trustee.

         (d) Seller shall pay any and all taxes levied or assessed upon the Issuer or upon all or any part of the Owner Trust Estate.

Indemnification under this Section shall survive the resignation or removal of Owner Trustee or Indenture Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to Seller, without interest.

         SECTION 6.4. Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which Seller shall be a party or (c) which may succeed to the properties and assets of Seller substantially as a whole, shall be the successor to Seller without the execution or filing of any document or any further act by any of the parties to this Agreement; provided that Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Seller if other than Key Consumer Acceptance Corporation, executes an agreement of assumption to perform every obligation of Seller under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 or 6.1 shall have been breached, (iii) Seller shall have delivered to Owner Trustee and Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Seller shall have a consolidated net worth at least equal to that of the predecessor Seller, (v) such transaction will not result in a material adverse federal or state tax consequence to Issuer, the Noteholders or the Certificateholders and (vi) unless Key Consumer Acceptance Corporation is the surviving entity, Seller shall have delivered to Owner Trustee and Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments

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



thereto have been executed and filed that are necessary fully to preserve and protect the interest of Owner Trustee and Indenture Trustee, respectively, in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

         SECTION 6.5. Limitation on Liability of Seller and Others. Seller and any director or officer or employee or agent of Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document (provided that such reliance shall not limit in any way Seller's obligations under Section 3.2 or 6.3). Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 6.6. Seller May Own Certificates or Notes. Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to Seller or any such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Notes and Certificates.

         SECTION 6.7 Indebtedness of Seller. Seller shall provide written notice to the Rating Agencies at least thirty (30) days prior to the date it incurs any material indebtedness or assumes or guarantees any material indebtedness of any other entity in connection with the acquisition or transfer of receivables (other than the Receivables) or the issuance and sale of securities (other than the Notes and Certificates) secured by or evidencing beneficial ownership interests in such receivables, or any other activity set forth in paragraph 3 of its certificate of incorporation or incurs any material, non-incidental indebtedness in connection with the accomplishment of any of the foregoing.

ARTICLE VII.  SERVICER.

         SECTION 7.1. Representations of Servicer. Servicer makes the following representations on which Issuer is deemed to have relied in acquiring the Receivables and the other properties and rights included in the Owner Trust Estate. The representations speak as of the execution and delivery of the Agreement and shall survive the sale, transfer and assignment of the Receivables to Issuer and the pledge thereof to Indenture Trustee pursuant to the Indenture.

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



         (a) Organization and Good Standing. Servicer has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States, with the power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and shall have, the power, authority and legal right to service the Receivables and the other properties and rights included in the Owner Trust Estate.

         (b) Due Qualification. Servicer shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

         (c) Power and Authority. Servicer has the power, authority and legal right to execute and deliver this Agreement and the Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the Basic Documents to which it is a party have been duly authorized by Servicer by all necessary corporate action.

         (d) No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement, the Basic Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby, other than (i) as may be required under the blue sky or securities laws of any State or the Securities Act of 1933, as amended, and (ii) the filing of UCC financing statements.

         (e) Binding Obligation. Each of this Agreement and the Basic Documents to which it is a party constitutes a legal, valid and binding obligation of Servicer, enforceable against Servicer in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors of banks generally and to equitable limitations on the availability of specific remedies.

         (f) No Violation. The execution, delivery and performance by Servicer of this Agreement and the Basic Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under, or result in the creation or disposition of any Lien upon any of its material properties pursuant to the terms of, (i) the articles of association or bylaws of Servicer, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement

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



to which Servicer is a party or by which Servicer is bound, or (iii) any law, order, rule or regulation applicable to Servicer of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Servicer.

         (g) No Proceedings. There are no proceedings or investigations pending, or, to Servicer's knowledge, threatened, before any court, regulatory body, administrative agency, or tribunal or other governmental instrumentality having jurisdiction over Servicer or its properties: (i) asserting the invalidity of this Agreement, any other Basic Document, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the Notes or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Servicer of its obligations under, or the validity or enforceability of, this Agreement, any other Basic Document, the Notes or the Certificates, to the extent applicable, or (iv) that may materially and adversely affect the federal or state income, excise, franchise or similar tax attributes of the Certificates.

         SECTION 7.2. Indemnities of Servicer. (a) Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by Servicer under this Agreement.

         (b) Servicer shall indemnify, defend and hold harmless Issuer, Owner Trustee, Indenture Trustee, Seller, the Certificateholders and the Noteholders and any of the respective officers, directors, employees and agents of Issuer, Owner Trustee, Indenture Trustee or Seller from any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys' fees and expenses) to the extent arising out of, or imposed upon any such Person through, the gross negligence, willful misfeasance or bad faith (other than errors in judgment) of Servicer in the performance of its obligations and duties under this Agreement or in the performance of the obligations and duties of any subservicer under any subservicing agreement.

         (c) Servicer shall indemnify, defend and hold harmless Issuer, Owner Trustee, and Indenture Trustee and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement or in the other Basic Documents, including any sales, gross receipts, general corporation, tangible or intangible personal property, franchise, privilege, or license taxes, or any taxes of any kind which may be asserted (but, in the case of all indemnified Persons other than Issuer, not including any Federal or other income taxes arising out of transactions contemplated by this Agreement and the other Basic Documents) against the Issuer, and costs and expenses in defending against the same.



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                                       36


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         (d) Servicer shall indemnify, defend and hold harmless Issuer, Owner
Trustee, Indenture Trustee, Seller, Certificateholders and the Noteholders or any of the respective officers, directors, employees and agents of Issuer, Owner Trustee, Indenture Trustee or Seller from any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys' fees and expenses) to the extent arising out of or imposed upon any such Person as a result of any compensation payable to any subcustodian or subservicer (including any fees payable in connection with the release of any Receivable File from the custody of such subservicer or in connection with the termination of the servicing activities of such subservicer with respect to any Receivable) whether pursuant to the terms of any subservicing agreement or otherwise.

         (e) Servicer shall indemnify, defend and hold harmless Issuer, Owner Trustee, Indenture Trustee, Seller, the Certificateholders and the Noteholders or any of the respective directors, officers, employees and agents of Issuer, Owner Trustee, Indenture Trustee and Seller from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising out of or resulting from the use, ownership, or operation of any Financed Vehicle.

         (f) Servicer shall indemnify, defend and hold harmless Indenture Trustee and Owner Trustee or any of their respective officers, directors, employees and agents from any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys' fees and expenses) to the extent arising out of the transactions contemplated by the Indenture, the Sale and Servicing Agreement and the Administration Agreement unless such costs, expenses, losses, claims, damages and liabilities are due to the negligence, willful misfeasance or bad faith of the Indenture Trustee or Owner Trustee, respectively.

Indemnification under this Section shall survive the resignation or removal of Owner Trustee or Indenture Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to Servicer, without interest.

         SECTION 7.3. Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (a) into which Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which Servicer shall be a party, (c) which may succeed to the properties and assets of Servicer, substantially as a whole, or (d) 50% of the voting stock of which is owned directly or indirectly by KeyCorp, may become the successor to Servicer; provided that, unless Key Bank USA is the surviving party to such transaction, Servicer

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hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Servicer if other than Key Bank USA, executes an agreement of assumption to perform every obligation of Servicer under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to
Section 7.1 shall have been breached and no Servicer Termination Event, and no event that, after notice or lapse of time, or both, would become a Servicer Termination Event shall have occurred and be continuing, (iii) Servicer shall have delivered to Owner Trustee and Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Servicer shall have a consolidated net worth at least equal to that of the predecessor Servicer, and (v) such transaction will not result in a material adverse Federal or state tax consequence to Issuer, the Noteholders or the Certificateholders.

         SECTION 7.4. Limitation on Liability of Servicer and Others. Neither Servicer nor any of its directors, officers, employees or agents shall be under any liability to Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action by Servicer or any subservicer pursuant to this Agreement or for errors in judgment; provided that this provision shall not protect Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties (except for errors in judgment) or by reason of reckless disregard of obligations and duties under this Agreement. Servicer or any subservicer and any of their respective directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

         Except as provided in this Agreement, Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided that Servicer, may (but shall not be required to) undertake any reasonable action that it may deem necessary or desirable in respect of the Basic Documents to protect the interests of the Certificateholders under this Agreement and the Noteholders under the Indenture. In such event, the legal expense and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Servicer.

         SECTION 7.5. Key Bank USA Not To Resign as Servicer. Subject to the provisions of Section 7.3, Key Bank USA hereby agrees not to resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except

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



upon determination that the performance of its duties hereunder shall no longer be permissible under applicable law or if such resignation is required by regulatory authorities. Notice of any such determination permitting the resignation of Key Bank USA as Servicer shall be communicated to Owner Trustee and Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to Owner Trustee and Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the earlier of Indenture Trustee or a Successor Servicer having assumed the responsibilities and obligations of the resigning Servicer in accordance with Section 8.2 or the date upon which any regulatory authority requires such resignation.

         SECTION 7.6. Existence. Subject to the provisions of Section 7.3, during the term of this Agreement, Key Bank USA will keep in full force and effect its existence, rights and franchises as a national banking association under the laws of the jurisdiction of its organization.

         SECTION 7.7. Servicer May Own Notes or Certificates. The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to Servicer or any such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Notes and Certificates.

ARTICLE VIII.  SERVICER TERMINATION EVENTS.

         SECTION 8.1. Servicer Termination Event. If any one of the following events (a "Servicer Termination Event") shall occur and be continuing:

         (a) any failure by Servicer to deliver to Indenture Trustee and Owner Trustee the Servicer's Report in accordance with Section 4.9, or any failure by Servicer or Seller to deliver to Indenture Trustee or Owner Trustee for deposit in any of the Trust Accounts or the Certificate Distribution Account any required payment or to direct Indenture Trustee or Owner Trustee to make any required distributions therefrom that shall continue unremedied for a period of five Business Days after written notice of such failure is received by Servicer from Owner Trustee or Indenture Trustee or after discovery of such failure by an Authorized Officer of Servicer; or

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



         (b) failure on the part of Servicer or Seller duly to observe or to perform in any material respect any other covenants or agreements of Servicer or Seller, as applicable, set forth in this Agreement or any other Basic Document to which it is a party, which failure shall (i) materially and adversely affect the rights of either the Certificateholders or Noteholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to Servicer by Owner Trustee or Indenture Trustee or (B) to Servicer and to Owner Trustee and Indenture Trustee by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes or Holders of Certificates evidencing not less than 25% of the outstanding Certificate Balance, as applicable (or for such longer period, not in excess of 120 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 120 days and Servicer delivers an Officer's Certificate to Owner Trustee and Indenture Trustee to such effect and to the effect that Servicer or Seller, as applicable, has commenced or will promptly commence, and will diligently pursue, all reasonable efforts to remedy such default); or

         (c) an Insolvency Event occurs with respect to Servicer, Seller, any Seller Affiliate or any of their respective successors;

then, and in each and every case, so long as any Servicer Termination Event shall not have been remedied, either Indenture Trustee, or the Holders of Notes evidencing greater than 50% of the Outstanding Amount of the Notes (or, if no Notes are then Outstanding, either the Owner Trustee or the Holders of Certificates evidencing greater than 50% of the Certificate Balance), by notice then given in writing to Servicer (and to Owner Trustee or Indenture Trustee, as applicable, if given by the Holders) may terminate all the rights and obligations (other than the obligations set forth in Section 7.2) of Servicer under this Agreement. On or after the receipt by Servicer of such written notice, all authority and power of Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in Indenture Trustee or such Successor Servicer as may be appointed under Section 8.2; and, without limitation, Indenture Trustee and Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the Successor Servicer, Indenture Trustee and Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the Successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to a Receivable. Servicer shall promptly transfer its electronic records

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



relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Servicer Termination Event, Indenture Trustee shall give notice thereof to the Rating Agencies.

         SECTION 8.2. Appointment of Successor. (a) Upon Servicer's receipt of notice of termination, pursuant to Section 8.1 or Servicer's resignation (if and to the extent permitted in accordance with the terms of this Agreement), the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the earlier of (i) the date 45 days from the delivery to Owner Trustee and Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of Servicer's termination or resignation hereunder, Indenture Trustee shall appoint a Successor Servicer, and the Successor Servicer shall accept its appointment by a written assumption in form acceptable to Owner Trustee and Indenture Trustee. In the event that a Successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, Indenture Trustee without further action shall automatically be appointed the Successor Servicer and Indenture Trustee shall be entitled to the Servicing Fee. Notwithstanding the above, Indenture Trustee shall, if it shall be unwilling or unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of motor vehicle receivables, as the successor to Servicer under this Agreement; provided, that the appointment of any such Successor Servicer will not result in the withdrawal or reduction of the outstanding rating assigned to the Certificates or Notes by any Rating Agency.

         (b) Upon appointment, the Successor Servicer (including Indenture Trustee acting as Successor Servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor

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



Servicer by the terms and provisions of this Agreement. No Successor Servicer shall be liable for any acts or omissions of any predecessor Servicer.

         (c) A transfer of servicing hereunder shall not affect the rights and duties of the parties hereunder (including the obligations and indemnities of Seller pursuant to Sections 3.3, 4.3, 6.1 and 6.3 or, with respect to obligations and indemnities arising prior to, or concurrently with, a transfer of servicing hereunder, the predecessor Servicer pursuant to Section 4.7, 7.1 or 7.2) other than those relating to the management, administration, servicing, custody or collection of the Receivables and the other rights and properties included in the Owner Trust Estate. The Successor Servicer shall, upon its appointment pursuant to Section 8.2 and as part of its duties and responsibilities under this Agreement, promptly take all action it deems necessary or appropriate so that the predecessor Servicer (in whatever capacity) is paid or reimbursed all amounts it is entitled to receive under this Agreement on each Distribution Date subsequent to the date on which it is terminated as Servicer hereunder. Without limiting the generality of the foregoing, the predecessor Servicer will be entitled to receive all accrued and unpaid Servicing Fees through and including the effective date of the termination of the predecessor Servicer.

         SECTION 8.3. Payment of Servicing Fee. If Servicer shall be replaced, the predecessor Servicer shall be entitled to receive any accrued and unpaid Servicing Fees through the date of the Successor Servicer's acceptance hereunder and any Supplemental Servicing Fees accrued and unpaid or received prior to such date, in each case, in accordance with Section 4.8.

         SECTION 8.4. Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, Servicer pursuant to this
Article VIII, Owner Trustee shall give prompt written notice thereof to Certificateholders and Indenture Trustee shall give prompt written notice thereof to Noteholders subject to the Rating Agency Condition.

         SECTION 8.5. Waiver of Past Defaults. The Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes (or the Holders of Certificates evidencing not less than a majority of the outstanding Certificate Balance, as applicable, in the case of any default which does not adversely affect Indenture Trustee or the Noteholders) may, on behalf of all Noteholders and Certificateholders, waive in writing any default by Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto. Servicer shall provide Standard

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                                       42

& Poor's with written notice of any waiver of a Servicer Termination Event arising under Section 8.1(c).

ARTICLE IX.  TERMINATION.

         SECTION 9.1. Optional Purchase of All Receivables; Termination Notice.
(a) On the last day of any Collection Period immediately preceding a Determination Date as of which the then outstanding Pool Balance is 5% or less of the Original Pool Balance, Seller shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts, and the Certificate Distribution Account and any funds or investments therein. To exercise such option, Seller shall deposit pursuant to Section 5.4 in the Collection Account an amount which, when added to the amounts on deposit in the Collection Account for such Distribution Date, equals the sum of (a) the unpaid principal amount of the then outstanding Class A-5, Class A-P, Class B and Class C Notes, plus accrued and unpaid interest thereon, plus (b) the Certificate Balance plus accrued and unpaid interest thereon. The Class A-5, Class A-P, Class B and Class C Notes and the Certificates will be redeemed concurrently therewith.

         (b) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder.

         (c) Notice of any termination of Issuer shall be given by Servicer to Owner Trustee, Indenture Trustee and the Rating Agencies as soon as practicable after Servicer has received notice thereof.

ARTICLE X.  MISCELLANEOUS PROVISIONS.

         SECTION 10.1. Amendment. (a) This Agreement may be amended by Seller, Servicer, Issuer and Indenture Trustee (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders:

                       (i) to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that such action shall not, as evidenced by an Opinion of Counsel delivered to Owner Trustee and Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder;

                      (ii) (A) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of Issuer to qualify

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                                       43
         as, and to permit an election to be made to cause all or a portion of Issuer to be treated as, a "financial asset securitization investment trust" as described under the Code, and (B) in connection with any such election, to modify or eliminate existing provisions set forth in this Agreement relating to the intended federal income tax treatment of the Notes or Certificates and Issuer in the absence of the election; it being a condition to any such amendment that the Rating Agency Condition shall have been met.

                     (iii) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable (a) the transfer to Issuer of all or any portion of the Receivables to be derecognized under generally accepted accounting principles ("GAAP") by Seller to Issuer,
         (b) Issuer to avoid becoming a member of Seller's consolidated group under GAAP or (c) the Seller, any Seller Affiliate or any of their Affiliates to otherwise comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; it being a condition to any such amendment that the Rating Agency Condition shall have been met.

         (b) This Agreement may also be amended from time to time by Seller, Servicer, Issuer and Indenture Trustee, with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders of all the outstanding Certificates of each class affected thereby.

         (c) Prior to the execution of any such amendment or consent, Servicer shall furnish written notification of the substance of such amendment or consent to each Rating Agency. Promptly after the execution of any such amendment or consent, Servicer shall furnish written notification of the substance of such amendment or consent to each Noteholder and Certificateholder.

         (d) It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

                                                    SALE AND SERVICING AGREEMENT

         (e) Prior to the execution of any amendment to this Agreement, Owner Trustee and Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied and the Opinion of Counsel referred to in Section 10.2(i)(1) has been delivered. Owner Trustee and Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects Owner Trustee's or Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

         SECTION 10.2. Protection of Title to Trust Property. (a) Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Issuer and the interests of Indenture Trustee in the Receivables and the proceeds thereof. Seller shall deliver (or cause to be delivered) to Owner Trustee and Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither Seller nor Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given Owner Trustee and Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) Each of Seller and Servicer shall have an obligation to give Owner Trustee and Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (d) Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

                                                    SALE AND SERVICING AGREEMENT

         (e) Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of Issuer and Indenture Trustee in such Receivable and that such Receivable is owned by Issuer and has been pledged to Indenture Trustee pursuant to the Indenture. Indication of Issuer's and Indenture Trustee's interest in a Receivable shall be deleted from or modified on Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased by Seller or purchased by Servicer.

         (f) If at any time Seller or Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by Issuer and has been pledged to Indenture Trustee.

         (g) Servicer shall permit Indenture Trustee, Owner Trustee and their respective agents at any time during normal business hours to inspect, audit and make copies of and abstracts from Servicer's records regarding any Receivable.

         (h) Upon request at any time Owner Trustee or Indenture Trustee shall have reasonable grounds to believe that such request is necessary in connection with the performance of its duties under this Agreement or any of the Basic Documents, Servicer shall furnish to Owner Trustee or to Indenture Trustee, within thirty Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by Issuer, together with a reconciliation of such list to the Schedule of Receivables and to each of Servicer's Reports furnished before such request indicating removal of Receivables from Issuer.

         (i) Servicer shall deliver to Owner Trustee and Indenture Trustee:

                   (1) promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either
         (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of Issuer and Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

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                                       46

                   (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120- day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of Issuer and Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

         Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

         (j) Seller shall, to the extent required by applicable law, cause the Certificates and the Notes to be registered with the Commission pursuant to
Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

         SECTION 10.3. Notices. All demands, notices and communications upon or to Seller, Servicer, Owner Trustee, Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, sent by overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of Seller, to Key Consumer Acceptance Corporation, Key Tower, 127 Public Square, Cleveland, Ohio 44114-1306, Attention: President (b) in the case of Servicer, to Key Bank USA, Key Tower, 127 Public Square, Cleveland, Ohio 44114-1306, Attention: Chief Financial Officer, with a copy to AutoFinance Group, Inc. 601 Oakmont Lane, Westmont, Illinois 60559-5549, Attention: Chief Accounting Officer, (c) in the case of Issuer or Owner Trustee, at the Corporate Trust Office, (d) in the case of Indenture Trustee, at the Corporate Trust Office, (e) in the case of Moody's, to Moody's Investors Service, Inc., to 99 Church Street, New York, New York 10004, Attention of Asset Backed Securities Group, (f) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department, and (g) in the case of Fitch, to Fitch Information Services, Inc., 1201 East 7th Street, Powell, Wyoming 82435. Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Person as shown in the Note Register or the Certificate Register, as applicable. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder or Certificateholder shall receive such notice.

                                                    SALE AND SERVICING AGREEMENT

         SECTION 10.4. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 3.4, 4.1, 6.4 and 7.3 and as provided in the provisions of this Agreement concerning the resignation of Servicer, this Agreement may not be assigned by Seller or Servicer without the prior written consent of the Owner Trustee, Indenture Trustee, the Noteholders evidencing not less than 66 2/3% of the Outstanding Amount of the Notes and the Certificateholders evidencing not less than 66 2/3% of the outstanding Certificate Balance.

         SECTION 10.5. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of Seller, Servicer, Issuer, Owner Trustee and for the benefit of the Certificateholders and the Noteholders, as third-party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 10.6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not create or render unenforceable such provision in any other jurisdiction.

         SECTION 10.7. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 10.8. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 10.9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 10.10. Assignment to Indenture Trustee. Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by Issuer to Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of Issuer in, to and under the

                                                    SALE AND SERVICING AGREEMENT

Receivables and/or the assignment of any or all of Issuer's rights and obligations hereunder to Indenture Trustee.

         SECTION 10.11. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, Servicer and Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to Issuer, acquiesce, petition or otherwise invoke or cause Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Issuer.

         SECTION 10.12. Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Chase Manhattan Bank Delaware not in its individual capacity but solely in its capacity as Owner Trustee of Issuer and in no event shall Chase Manhattan Bank Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of Issuer hereunder, Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by Bankers Trust Company not in its individual capacity but solely as Indenture Trustee and in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Issuer.

         SECTION 10.13. Further Assurances. Seller and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by Owner Trustee or Indenture Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

         SECTION 10.14. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Owner Trustee, Indenture Trustee, the

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                                       49

Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         SECTION 10.15. Pennsylvania Motor Vehicle Sales Finance Act Licenses. The Owner Trustee, in its individual capacity, shall use its best efforts to maintain, and the Owner Trustee shall cause the Issuer to use its best efforts to maintain, and the Indenture Trustee shall use its best efforts to obtain within 90 days after the date hereof and to maintain the effectiveness of all licenses required under the Pennsylvania Motor Vehicle Sales Finance Act in connection with this Agreement and the Basic Documents and the transactions contemplated hereby and thereby until such time as the Issuer shall terminate in accordance with the terms of the Trust Agreement. Servicer shall be responsible for the payment of all fees and expenses of the Issuer, the Owner Trustee and the Indenture Trustee paid by any of them in connection with any of their obligations under the Basic Documents to obtain or maintain any required license under the Pennsylvania Motor Vehicle Sales Finance Act.



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                                       50

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                             KEY AUTO FINANCE TRUST 1997-2

                             By:   CHASE MANHATTAN BANK
                                   DELAWARE, a Delaware banking
                                   corporation, not in its individual
                                   capacity, but solely as Owner Trustee

                             By: /s/ John J. Cashin
                               -----------------------------------------
                             Name:   John J. Cashin
                             Title:  Vice President

                             KEY CONSUMER ACCEPTANCE
                             CORPORATION, Seller

                             By: /s/ Craig T. Platt
                               -----------------------------------------
                             Name:   Craig T. Platt
                             Title:  President and Chief Executive Officer

                             KEY BANK USA, NATIONAL
                             ASSOCIATION, Servicer,

                             By: /s/ Craig T. Platt
                               ----------------------------------------
                             Name:   Craig T. Platt
                             Title:  Senior Vice President

                             BANKERS TRUST COMPANY, a New York
                             banking corporation, not in its
                             individual capacity but solely as
                             Indenture Trustee,

                             By: /s/ Lillian Peros
                               ----------------------------------------
                             Name:   Lillian Peros
                             Title:  Assistant Vice President



                                                    SALE AND SERVICING AGREEMENT

                                                                      SCHEDULE A

                                     Schedule of Receivables
                                     -----------------------

                         Delivered on Disk to Trustee and Owner Trustee






                                                    SALE AND SERVICING AGREEMENT



                                  Schedule A-1

                                                                      SCHEDULE B

                          Location of Receivables Files
                          -----------------------------

The Receivables sold by each Seller Affiliate to Seller and sold by Seller to Issuer are located at the offices of such Seller Affiliate listed below.

Key Bank USA, National Association
Key Tower
127 Public Square
Cleveland, Ohio  44114-1306

Records Management
5000 Tiedeman Road
Brooklyn, Ohio 44144
OH-01-50-0602
Nancy Morris


Records Management
431 East Park Center Boulevard
Boise, Idaho 83706
ID-56-PC-0104
Sherrie Crisman

Records Management
22 Corporate Woods Boulevard
Albany, New York 12211
NY-31-22-0262
Pat Savoie

AutoFinance Group, Inc.
601 Oakmont Lane
Suite 110
Westmont, Illinois  60559-5549



                                                    SALE AND SERVICING AGREEMENT

                                  Schedule B-1

                              EXHIBITS A, B and C
                              -------------------

                   Form of Monthly Certificateholder Statement
                   -------------------------------------------
                      Form of Monthly Noteholder Statement
                      ------------------------------------
                            Form of Servicer's Report
                            -------------------------


               (on file with Owner Trustee and Indenture Trustee)



                                                    SALE AND SERVICING AGREEMENT



                                   Exhibit A-1